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                                                                   EXHIBIT 10.25

                                INCISCENT, INC.

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (the "Agreement") is made as of February 8, 2000 by and among Inciscent, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers").

         The parties hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED STOCK.

                  1.1      SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.

                           (a)      The Company shall adopt and file with the
Secretary of State of the State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").

                           (b)      Subject to the terms and conditions of this
Agreement, each Purchaser agrees to purchase, severally and not jointly, at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") set forth opposite each such Purchaser's name on Exhibit A attached hereto, free and clear of any lien, claim, pledge, option, charge, adverse interest, security interest, purchase option, mortgage, deed of trust, or other similar right of third parties (each a "Lien"), other than as contemplated by the Agreements (as defined herein), at a purchase price of $2.00 per share, payable (as specified on Exhibit A) in cash, by promissory note and/or in services pursuant to one of the Service Agreements (as defined below) to be entered into at the Closing. The shares of Series A Preferred Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the "Securities."

                           (c)      The net cash proceeds from the sale of the
Securities shall be used for general corporate purposes, including working capital.

                  1.2      CLOSING; DELIVERY.

                           (a)      Subject to the terms and upon satisfaction
or waiver of the conditions set forth herein, the closing of the purchase and sale of the Securities (the "Closing") shall occur on the fourth business day after the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or such other date as the parties may agree. The "Closing Date" shall be the date the Closing occurs. The Closing shall take place at the offices of Wilmer, Cutler & Pickering, 2445 M Street, N.W., Washington, D.C. 20037-1420, at 10 a.m. on the Closing Date.

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                           (b)      At the Closing, the Company shall deliver
to each Purchaser a certificate registered in such Purchaser's name representing the Securities being purchased thereby against payment of the purchase price therefor (as set forth in Exhibit A) by (i) if applicable to such Purchaser, check payable to the Company or by wire transfer to the Company's bank account, (ii) in the case of Aether Systems, Inc. ("Aether"), delivery of a duly executed promissory note and pledge agreement to the Company containing terms acceptable to the Company, (iii) in the case of Metrocall, Inc. ("Metrocall"), subject to Section 4.1(n)(i), the execution and delivery of the agreement between the Company and Metrocall containing terms acceptable to the Company and embodying the terms attached hereto as Exhibit C and (iv) in the case of PSINet Inc. ("PSINet"), (A) execution and delivery of the Virtual ISP Agreement between Metrocall and PSINet substantially in the form as set forth in Exhibit B to that certain Common Stock Purchase Agreement between Metrocall and PSINet dated as of February 2, 2000 (the "PSINet Service Agreement" and together with the Metrocall Service Agreement and Aether Service Agreement, each as defined below, the "Service Agreements") and (B) assignment of Metrocall's rights and obligations under the PSINet Service Agreement to the Company in accordance with the terms thereof.

                           (c)      At the Closing, the Company and each of the
Purchasers shall execute and deliver each of the agreements, certificates and other documents contemplated by Section 4.1 to be executed and delivered by each such party at the Closing.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that as of the date hereof and as of the Closing Date (unless another date or period of time is specifically stated herein for a representation or warranty), except as set forth on a Schedule of Exceptions attached hereto as Exhibit E, which exceptions shall be deemed to be representations and warranties as if made hereunder, which representations and warranties are made giving effect to the transactions contemplated under the Agreements:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business, to enter into and to perform the Agreements to which it is a party and to carry on the transactions contemplated by the Agreements to which it is a party. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify could not reasonably be expected to have a material adverse effect on its business, assets, conditions or prospects (financial or otherwise), or operations of the Company (as such are currently conducted and as such are proposed to be conducted) or the ability of the Company to perform its obligations under any of the Agreements (as herein defined).

                  2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, solely of:

                           (a)      15,000,000 shares of Preferred Stock, all
of which have been designated Series A Preferred Stock (the "Preferred Stock"), and none of which are issued and

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outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

                           (b)      19,500,000 shares of the Company's common
stock, par value $.0001 per share (the "Common Stock"), 3,000,000 shares of which are issued and outstanding as of the date hereof. The Schedule of Exceptions contains a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement and as of the date of the Closing and the consideration paid to the Company, if any, therefor. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and have been offered, issued and sold in compliance with all applicable federal and state securities laws. Immediately prior to the Closing, all of the issued and outstanding shares of Common Stock are owned by officers, directors, employees and consultants of the Company (collectively, the "Founders").

                           (c)      The Company will reserve 1,500,000 shares
of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its share option plan to be adopted by the Board of Directors and approved by the Company and its stockholders after the Closing (the "Share Option Plan"). All of such reserved shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Share Option Plan. The remaining 15,000,000 shares of Common Stock are reserved for issuance upon any conversion of the Series A Preferred Stock.

                           (d)      Except for conversion privileges of the
Preferred Stock, and except as set forth in the Investors' Rights Agreement (as defined below), the Voting Agreement (as defined below), the Co-Sale Agreement (as defined below), and the Founders Agreements and agreements contemplated therein dated as of February 2, 2000 between the Company and certain individuals named therein (the "Founders Agreements"), there are (i) no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any issued or unissued shares of its capital stock, (ii) no restrictions upon, or agreements or understandings of the Company or, to the knowledge of the Company, understandings of any other person, with respect to, the voting, registration, transfer, sale or other disposition of any shares of capital stock of the Company and (iii) no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

                  2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, partnership, or other business entity.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, in the form attached hereto as Exhibit F (the "Investors' Rights Agreement"), the Co-Sale Agreement in the form attached hereto as Exhibit G (the "Co-Sale Agreement"), the Voting Agreement in the form attached hereto as Exhibit H (the "Voting Agreement"), and the Service Agreements (this Agreement, the Voting Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and the Service Agreements are

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collectively referred to herein as the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken prior to the date hereof, and the Agreements to which the Company is a party, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5 VALID ISSUANCE OF SECURITIES. The Securities that are being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer and any preemptive rights or Liens, under this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Securities will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Securities has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, preemptive rights and Liens, other than restrictions on transfer, preemptive rights or Liens imposed by this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and applicable federal and state securities laws, and will be issued in compliance with all applicable federal and state securities laws.

                  2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution, delivery and performance of the Agreements to which the Company is a party, or the offer, sale or issuance of the Securities, or the consummation of the transactions contemplated by this Agreement, except for filings pursuant to the HSR Act, if any.

                  2.7      LITIGATION.

                           (a)      There is no action, suit, proceeding or
investigation pending or, to the Company's knowledge, currently threatened against the Company, its properties, assets or business, that questions the validity of the Agreements to which the Company is a party or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on its business, assets, conditions or prospects (financial or otherwise), or operations of the Company (as such are currently conducted and as such are proposed to be conducted) or the ability of the Company to perform its obligations under any of the Agreements to which the Company is a party, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or

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decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                           (b)      The Company has no knowledge or belief that
there is pending or threatened any claim or litigation against the Company contesting its right to produce, manufacture, sell or use any product, process, method, substance, part or other material presently produced, manufactured, sold or used or planned to be produced, manufactured, sold or used by the Company in connection with the operations of the Company.

                  2.8 INTELLECTUAL PROPERTY. All of the patents, patent applications, trademarks, trade names, service marks and registered copyrights and make work rights and applications therefor owned by or licensed to the Company and used or held for use in connection with the business proposed to be conducted by the Company (the "Intellectual Property") have been duly applied for or registered and filed with or issued by each appropriate governmental entity in the jurisdiction in which the Company anticipates that it will conduct its business and all necessary affidavits of continuing use have been filed and all necessary maintenance fees have been paid to continue all such rights in effect. The Company owns or is licensed or otherwise has the right to use, without payment to any other person, except as required pursuant to any Service Agreement, all Intellectual Property used in or necessary for the Company's business as proposed to be conducted. The Company's ownership and/or use of the Intellectual Property in its business as proposed to be conducted does not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or result in any loss of a material benefit under or the creation of any Lien in or upon any of the properties or assets of the Company under, any contract between the Company and any person. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware of any infringement or misappropriation by others of any of its Intellectual Property. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution, delivery or performance of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. It is not necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data or know-how of any other person or entity. None of the holders of Common Stock, whether vested or unvested, owns any rights in patents, trademarks, service marks, trade names, copyrights, mask-works, trade secrets, processes, data or know-how

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directly or indirectly competitive with those owned or to be used by the
Company or derived from or in connection with the conduct of the Company's business.

                  2.9      COMPLIANCE WITH OTHER INSTRUMENTS.

                           (a)      The Company is not in violation or default
of any provisions of its Restated Certificate or Bylaws or of any instrument or contract to which it is a party or by which it is bound, or of any provision of federal or state statute, rule or regulation to which it or its property is subject. The execution, delivery and performance of the Agreements to which the Company is a party and the consummation of the transactions contemplated hereby or thereby will not (i) result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under (A) the provisions of the Restated Certificate or Bylaws of the Company or (B) any material document, material agreement or other material instrument to which the Company is a party or by which the Company is bound ("Company Third Party Contracts"), (ii) require any third party consent, waiver or approval in order that any Company Third Party Contract remain in effect without material modification after the Closing Date and without giving rise to any right to termination, cancellation, acceleration or loss of any material right or benefit, or (iii) result in the creation or imposition of any Lien on the Company's properties pursuant to (A) any law or regulation to which the Company or any of its assets or property is subject, or (B) any judgment, order or decree to which the Company is bound or any of its assets or property is subject. No event has occurred which would, and the execution, delivery and performance of the Agreements to which the Company is a party and the consummation of the transactions contemplated hereby or thereby will not, with the passage of time or the giving of notice, or both, constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and local laws, rules and regulations which, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on its business, assets, conditions or prospects (financial or otherwise), or operations of the Company (as such are currently conducted and as such are proposed to be conducted) or the ability of the Company to perform its obligations under any of the Agreements to which the Company is a party.

                           (b)      To the best of its knowledge, the Company
has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

                  2.10     AGREEMENTS; ACTION.

                           (a)      Except for the Agreements and the Founders
Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                           (b)      Except for the Agreements, there are no
agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its


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subsidiaries, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products, (iv) any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses or pursuant to which the Company has granted rights to manufacture, produce, assemble, license, market or sell its products to any other person or that affects the Company's exclusive rights to develop, manufacture, distribute and sell its products, or
(v) agreements limiting the ability of the Company to compete in any line of business or in any geographic area or with any person.

                           (c)      The Company has not (i) declared or paid
any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                           (d)      The Company has not engaged in any
discussion (i) with any representative of any entity regarding the merger of the Company with or into any such entity, (ii) with any representative of any entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

                  2.11 DISCLOSURE. The Company has fully provided the Purchasers with all the information that the Purchasers have requested for deciding whether to acquire the Securities and all information that the Company believes is reasonably necessary to enable the Purchasers to make such a decision. No representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, or any certificate furnished or to be furnished to Purchasers at the Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  2.12 TRANSACTIONS WITH RELATED PARTIES. No employee, officer, director or stockholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) for reimbursement for reasonable expenses incurred on behalf of the Company, (iii) for other employee benefits made generally available to all employees or (iv) as specifically contemplated by the Agreements and the Founders Agreements. Except for their interests in any of the Purchasers, none of such persons has any direct or indirect ownership interest in any person or entity with which the Company is affiliated or with which the Company has a business relationship, or any person or entity that competes with the Company, except that employees, stockholders, officer or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No officer, director or stockholder or any member of his or her immediate family is directly or indirectly

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interested in any material contract with the Company (other than such contracts as relate to any person's ownership of capital stock or other securities of the Company). The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

                  2.13 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated by the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated by the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

                  2.14 TITLE TO PROPERTY AND ASSETS. The Company has good and marketable title to its property and assets free and clear of all Liens, except such Liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any Liens or claims.

                  2.15 FINANCIAL STATEMENTS. The Company has not prepared any balance sheet, income statement, statement of operations, statement of changes in financial position and stockholders' equity or other financial statement.

                  2.16 ABSENCE OF OPERATIONS AND LIABILITIES. The Company has conducted no operations prior to the Closing Date other than taking such actions as are reasonably necessary to incorporate in the State of Delaware, to complete the corporate organization of the Company and to negotiate the Agreements. The Company has incurred no material liabilities, whether absolute or contingent, other than the incurrence of fees and expenses (including attorney's fees) related to the formation and the negotiation of the Agreements.

                  2.17 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.18 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The provision for taxes of the Company is adequate for taxes due or accrued as of the date hereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an S corporation. The Company has never had a tax deficiency or tax audit and the Company has made all withholdings or collections for all taxes, including, without limitation, federal and state income taxes, Federal Insurance Contribution Act taxes and federal and state unemployment tax act taxes, of its employees. The Company is not and has not been delinquent in the payment of any tax, assessment or governmental charge. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge which had a material adverse effect on the financial condition and business prospect of the Company. The Company has not been required to, and has not, filed any federal income tax returns nor any state income or franchise tax returns. Since the date of its incorporation, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period.

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                  2.19     INSURANCE. At Closing, the Company will have in full
force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

                  2.20 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

                  2.22 PERMITS. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.23 CORPORATE DOCUMENTS. Copies of the Restated Certificate and Bylaws of the Company have been provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects. The copies of the Restated Certificate and Bylaws and the minute books are true, correct and complete and, with respect to the Restated Certificate and Bylaws, contain all amendments through the date hereof.

                  2.24 ENVIRONMENTAL AND SAFETY LAWS. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

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                  2.25     REAL PROPERTY HOLDING CORPORATION.  The Company is
not a United States Real Property Holding Corporation within the meaning of
Section 897(c)(2) of the Code.

         3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser, severally and not jointly except to the extent provided in Section 3.4, hereby represents and warrants to the Company that as of the date hereof and as of the Closing Date (unless another date or period of time is specifically stated herein for a representation or warranty):

                  3.1 AUTHORIZATION. Such Purchaser has all requisite power and authority to enter into this Agreement. The Agreements to which such Purchaser is a party, when executed and delivered by such Purchaser, assuming the due authorization, execution and delivery hereof by the Company, will constitute valid and legally binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement, such Purchaser hereby confirms, that the Securities to be acquired by such Purchaser will be acquired for investment for such Purchaser's own account (or for accounts over which it exercises investment authority), not as a nominee or agent, and not with a view to the public resale or distribution of any part thereof in violation of any securities law, subject, however, to the disposition of such Purchaser's property being at times within its control, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of any securities laws. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities; provided, however, that such Purchaser may before the Closing transfer or assign its rights and/or obligations under the Agreements to which it is a party, including, without limitation, its right to purchase the Securities under this Agreement, to any of its affiliates; provided, further, however, that any such transfer or assignment shall not relieve such Purchaser from any obligation it may have to the Company hereunder or thereunder, including, without limitation, any obligation to provide services to the Company under the Service Agreement to which such Purchaser is a party in accordance with the terms thereof.

                  3.3 DISCLOSURE OF INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management and has had an opportunity to review the Company's facilities. Such Purchaser understands that such discussions, as well as the business plan and any other written information delivered by the Company to such Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

                  3.4 INTERIM OPERATIONS OF HMTF BRIDGE MC II, LLC. HMTF Bridge MC II, LLC ("HMTF") has been formed solely for the purpose of engaging in the transactions contemplated by this Agreement and, except for obligations or liabilities incurred in connection with its organization and the transactions, agreements and arrangements contemplated by this Agreement, has engaged in no other business or activities, has incurred no other obligations or liabilities and has no material assets. The representations and warranties in this Section 3.4 are made solely by HMTF and are not made, and shall not be deemed to have been made, by any other Purchaser.

                  3.5 RESTRICTED SECURITIES. Such Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. Such Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors' Rights Agreement. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser's control, and which (except as provided in the Investors' Rights Agreement) the Company is under no obligation and may not be able to satisfy.

                  3.6 NO PUBLIC MARKET. Such Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

                  3.7 LEGENDS. Such Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE SECURITIES LAWS. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OTHER THAN PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF UNDER THE SECURITIES ACT."

                           (b)      Any legend set forth in the other
Agreements to which such Purchaser is a party.

                           (c)      Any legend required by the Blue Sky laws of
any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.8 ACCREDITED INVESTOR. Such Purchaser is (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (ii) is experienced in investing in securities of emerging growth companies and acknowledges that such Purchaser is able to fend for itself, can bear the economic risk of its investment and has (either alone or together with its advisors) such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                  3.9 FOREIGN INVESTORS. If such Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents and warrants that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

         4.       CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING.

                  4.1 CONDITIONS. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived (provided that no condition shall arise for the benefit of a Purchaser whose breach of this Agreement is the cause of the failure of any such condition to be fulfilled):

                           (a)      REPRESENTATIONS AND WARRANTIES.  The
representations and warranties of the Company contained in this Agreement (i) shall have been true and correct when made and (ii) shall be (A) in the case of representations and warranties that are qualified as to materiality or material adverse effect, true and correct and (B) in all other cases, true and correct in all material respects, in the case of clauses (A) and (B), as of the Closing Date with the same force and effect as though made on and as of the Closing Date

                           (b)      PERFORMANCE.  The Company shall have
performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                           (c)      COMPLIANCE CERTIFICATE.  The President of
the Company shall deliver to each of the Purchasers at the Closing a certificate certifying that the conditions specified in Section 4.1 have been fulfilled.

                           (d)      AUTHORIZATIONS.  All authorizations,
approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

                           (e)      OPINION OF COMPANY COUNSEL.  Each of the
Purchasers shall have received from Wilmer, Cutler & Pickering, counsel for the Company, an opinion dated as of the Closing, addressing the matters set forth in Sections 2.1 through 2.7, subject to customary assumptions and qualifications.

                           (f)      BOARD OF DIRECTORS.  As of the Closing, the
Company's Board of Directors shall be comprised of the individuals selected pursuant to Section 1(a) of the Voting Agreement.

                           (g)      INVESTORS' RIGHTS AGREEMENT.  The Company
and each of the Purchasers shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit F;

                           (h)      CO-SALE AGREEMENT.  The Company, each
Founder and each of the Purchasers, and shall have executed and delivered the Co-Sale Agreement in substantially the form attached as Exhibit G.

                           (i)      VOTING AGREEMENT.  The Company, each
Founder and each of the Purchasers shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit H.

                           (j)      RESTATED CERTIFICATE.  The Company shall
have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

                           (k)      PROPRIETARY INFORMATION AND INVENTION
ASSIGNMENT AGREEMENT. The Company and each of its employees shall have entered into the Company's standard form Proprietary Information and Invention Assignment Agreement, in substantially the form provided to each of the Purchasers.

                           (l)      QUALIFICATIONS UNDER STATE SECURITIES LAWS.
All registrations, qualifications, permits and approvals required under applicable state securities laws shall have been, or will be obtained within the legally required time period for the lawful execution, delivery and performance of this Agreement and the authorization of the Restated Certificate, including without limitation the offer and sale of the Securities.

                           (m)      AUTHORIZATIONS.  All authorizations,
approvals or permits of any governmental authority that are required in connection with the lawful issuance and sale of the Securities shall have been duly obtained and shall be effective on and as of the Closing, any applicable waiting period under HSR shall have expired or been terminated with respect to all Purchasers (to the extent applicable to each Purchaser), and no action shall have been instituted by the Department of Justice or the Federal Trade Commission and not withdrawn or terminated that challenges or seeks to enjoin the consummation of the transactions contemplated hereby.

                           (n)      SERVICE AGREEMENTS.

                                    (i)     The Company and Metrocall shall
have executed and delivered the agreement for the contribution to the Company by Metrocall of the services described on Exhibit C (the "Metrocall Service Agreement"); provided, however, that, if the Metrocall Service Agreement has not been executed and delivered as of the Closing Date, this closing condition shall be deemed to have been satisfied so long as (A) the Metrocall Service Agreement, incorporating the terms of Exhibit C, shall be executed and delivered as promptly as practicable after the Closing Date and (B) until the Metrocall Service Agreement is executed and delivered, Metrocall shall provide services to the Company on the terms set forth in Exhibit C.

                                    (ii)    The Company and Aether shall have
executed and delivered the agreement for the performance by Aether of the services described on Exhibit D (the "Aether Service Agreement"); provided, however, that, if the Aether Service Agreement has not been executed and delivered as of the Closing Date, this closing condition shall be deemed to have been satisfied so long as (A) the Aether Service Agreement, incorporating the terms of Exhibit D, shall be executed and delivered as promptly as practicable after the Closing Date and (B) until the Aether Service Agreement is executed and delivered, Aether shall provide services to the Company on the terms set forth in Exhibit D.

                                    (iii)   PSINet and Metrocall shall have
executed and delivered the PSINet Service Agreement, and the rights and obligations of Metrocall under the PSINet Service Agreement shall have been assigned by Metrocall to the Company in accordance with the terms thereof.

                           (o)      AGREEMENT OF LENDERS.  Bank of America,
N.A. (formerly NationsBank, N.A.) and (if necessary) the other lenders under that certain Fourth Amended and Restated Loan Agreement with Metrocall (the "Loan Agreement") shall have agreed in writing that the Company (i) will be treated as an "Unrestricted Subsidiary" under the Loan Agreement, as such term is defined in the Loan Agreement and (ii) will not be subject to the restrictions of Section 7.16 of the Loan Agreement.

                           (p)      CLOSING OF METROCALL EQUITY TRANSACTION.
Contemporaneously with the Closing hereof, the "Closing" (as such term is defined in each the following agreements respectively) of the following agreements shall have taken place: (i) that certain Common Stock Purchase Agreement by and between Metrocall and Aether dated as of February 2, 2000;
(ii) that certain Common Stock Purchase Agreement by and between Metrocall and PSINet dated as of February 2, 2000; and (iii) that certain Common Stock Purchase Agreement by and between Metrocall and HMTF Bridge MC I, LLCdated as of February 2, 2000.

         5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived; provided, that no condition shall arise for the benefit of the Company if Metrocall's breach of this Agreement is the cause of the failure of any such condition to be fulfilled:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by each Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

                  5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

                  5.4      SERVICE AGREEMENTS

                           (a)      The Company and Metrocall shall have
executed and delivered the Metrocall Service Agreement; provided, however, that, if the Metrocall Service Agreement has not been executed and delivered as of the Closing Date, this closing condition shall be deemed to have been satisfied so long as (A) the Metrocall Service Agreement, incorporating the terms of Exhibit C, shall be executed and delivered as promptly as practicable after the Closing Date and (B) until the Metrocall Service Agreement is executed and delivered, Metrocall shall provide services to the Company on the terms set forth in Exhibit C.

                           (b)      The Company and Aether shall have executed
and delivered the Aether Service Agreement; provided, however, that, if the Aether Service Agreement has not been executed and delivered as of the Closing Date, this closing condition shall be deemed to have been satisfied so long as
(A) the Aether Service Agreement, incorporating the terms of Exhibit D, shall be executed and delivered as promptly as practicable after the Closing Date and
(B) until the Aether Service Agreement is executed and delivered, Aether shall provide services to the Company on the terms set forth in Exhibit D.

                           (c)      Metrocall and PSINet each shall have
executed the PSINet Service Agreement, and the rights and obligations of Metrocall under the PSINet Service Agreement shall have been assigned by Metrocall to the Company in accordance with the terms thereof.

                  5.5 AUTHORIZATIONS. All authorizations, approvals or permits of any governmental authority that are required in connection with the lawful issuance and sale of the Securities shall have been duly obtained and shall be effective on and as of the Closing, any applicable waiting period under HSR shall have expired or been terminated with respect to all Purchasers (to the extent applicable to each Purchaser), and no action shall have been instituted by the Department of Justice or the Federal Trade Commission and not withdrawn or terminated that challenges or seeks to enjoin the consummation of the transactions contemplated hereby.

         6. COVENANTS OF THE COMPANY. The Company hereby covenants and agrees with the Purchasers that, so long as any Purchaser owns any shares of Series A Preferred Stock or Common Stock issued upon conversion of the Series A Preferred Stock, as follows:

                  6.1 PROPRIETARY INFORMATION AGREEMENT. Each person now or hereafter employed by the Company or any subsidiary with access to confidential information will enter into the Company's standard form Proprietary Information and Invention Assignment Agreement.

                  6.2 INDEPENDENT ACCOUNTANTS. As promptly as practicable after the Closing Date, the Company will retain independent public accountants of recognized national standing who shall audit the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by the Company, are terminated, the Company will promptly thereafter engage another firm of public accountants of recognized national standing.

                  6.3 INSURANCE. The Company shall obtain and maintain valid policies of insurance with respect to its properties and business of the kinds and in the amounts not less than are customarily obtained by corporations engaged in the same business and similarly situated, including, without limitation, workers compensation insurance and insurance against casualty loss, public liability, libel, slander, defamation, advertising injury and other risks.

                  6.4 AGREEMENT OF LENDERS. The Company will use its reasonable best efforts to obtain the written consent of Bank of America, N.A. (formerly NationsBank, N.A.) and (if necessary) the other lenders under the Loan Agreement that the Company (i) will be treated as an "Unrestricted Subsidiary" under the Loan Agreement, as such term is defined in the Loan Agreement and (ii) will not be subject to the restrictions of Section 7.16 of the Loan Agreement.

                  6.5 TERMINATION OF COVENANTS. The covenants of the Company set forth in this Section 6 shall terminate in all respects on the date of the closing of a initial firm commitment underwritten public offering pursuant to any effective registration statement under the Securities Act, covering the offer and sale of the Company's Common Stock.

         7.       INDEMNIFICATION.

                           (a)      (i)     The Company shall indemnify and
hold harmless each of the Purchasers and their respective officers, directors, employees, agents and affiliates (the "Purchaser Indemnified Parties") from and against any and all losses, liabilities, claims, judgments, awards, settlements, taxes, costs, fees, expenses (including, without limitation, attorneys' fees) and disbursements (collectively, "Losses") based upon, arising from or otherwise in respect of (A) any material inaccuracies in or any material breach of any representation or warranty of the Company contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or (B) any material breach of any covenant or agreement of the Company contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement; provided, however, that the Company's obligation under this Section 7.1(a)(i) shall survive the Closing only for a period of six months.

                                    (ii)    The Company shall indemnify and
hold harmless each of the Purchaser Indemnified Parties (other than PSINet and its respective officers, directors, employees, agents and affiliates) from and against any and all Losses based upon, arising from or otherwise in respect of any failure of PSINet to contribute services to the Company pursuant to the PSINet Service Agreement, in accordance with the terms and conditions thereof, that have an aggregate value, determined in accordance with such agreement, equal to the amount specified to be contributed by PSINet in Exhibit A in partial payment for the Securities to be purchased by PSINet hereunder.

                                    (iii)    The Company shall indemnify and
hold harmless each of the Purchaser Indemnified Parties (other than Metrocall and its respective officers, directors, employees, agents and affiliates) from and against any and all Losses based upon, arising from or otherwise in respect of any failure of Metrocall to contribute services to the Company pursuant to the Metrocall Service Agreement, in accordance with the terms and conditions thereof, that have an aggregate value, determined in accordance with such agreement, equal to the amount specified to be contributed by Metrocall in Exhibit A in full payment for the Securities to be purchased by Metrocall hereunder.

                  (b) As soon as is reasonably practicable after any Purchaser Indemnified Party becomes aware of any claim that it has under
Section 7.1(a) of this Agreement that may result in a Loss (a "Liability Claim"), such Purchaser Indemnified Party shall give notice of such claim (a "Claims Notice") to the Company; provided, however, that a Liability Claim arising under Section 7(a)(i) must be asserted in a Claims Notice delivered to the Company within 180 days after the Closing Date, and a Liability Claim arising under either Section 7(a)(ii) or Section 7(a)(iii) must be asserted in a Claims Notice delivered to the Company within three years after the Closing Date. Liability Claims not asserted within the foregoing periods shall be forever barred.

                  (c) The Company may elect to defend, at its own expense and by its own counsel, which counsel must be reasonably satisfactory to the Purchaser Indemnified Party, any third party Liability Claim by giving notice to such effect to such Purchaser Indemnified Party within ten days of the receipt of the applicable Claims Notice. Notwithstanding the foregoing, the Company may not settle or compromise any proceeding in respect of such Liability Claim without the prior written consent of such Purchaser Indemnified Party. If the Company declines to accept the defense of any such Liability Claim, the Purchaser Indemnified Party may do so at the expense of the Company. If the Company elects to defend such Liability Claim, the Indemnified Party has the right to participate, at its own expense, in the defense of such Liability Claim. The Purchaser Indemnified Party shall cooperate with the Company in defending and disposing of any third party Liability Claim. Notwithstanding the foregoing, the Purchaser Indemnified Party has the right to employ counsel separate from counsel employed by the Company in any such action and to participate therein at the Company's expense if the Purchaser Indemnified Party has been advised by counsel reasonably satisfactory to the Company that representation of the Purchaser Indemnified Party by the Company's counsel would present a conflict of interest for the Company's counsel.

         8.       MISCELLANEOUS.

                  8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Unless otherwise set forth in this Agreement, the warranties and representations of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 180 days following the Closing. The covenants of the Company set forth in Section 6 will survive until terminated in accordance with Section 6.5.

                  8.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the Company may not assign its rights or obligations under this Agreement without the approval of a majority of the outstanding shares of Series A Preferred Stock. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                  8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on Exhibit A hereto, or as subsequently modified by written notice.

                  8.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company and each other Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.8 FEES AND EXPENSES. Each party shall bear its own fees and expenses incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

                  8.9 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the outstanding shares of Series A Preferred Stock; provided, however, that any such amendment or waiver cannot be effected in accordance with this Section 8.10 if it adversely affects the rights of any Purchaser (or their respective successors or assigns) hereunder or increases the obligations of any Purchaser (or their respective successors or assigns) hereunder unless the affected party expressly consents, in writing, to such amendment or waiver. Any amendment or waiver effected in accordance with this
Section 8.10 shall be binding upon each of the Purchasers and each transferee of Securities, each future holder of all such Securities, and the Company.

                  8.11 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, provided that such invalidity or unenforceability does not deny any party the material benefits of the transactions for which it has bargained and such invalidity or unenforceability shall not affect in any way the remaining provisions hereof.

                  8.12 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  8.13 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing among the parties hereto are expressly canceled.

                  8.14 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Securities purchased hereunder; provided however, that this
Section 8.14 shall not apply to (a) any
information that becomes generally available to the public without breach on the part of such party and (b) any information that a party hereto has been advised by counsel that it is required to disclose pursuant to a subpoena or the requirements of any applicable law or the rules of any securities exchange. The provisions of this Section 8.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

                  8.15 NO PURCHASER AFFILIATE LIABILITY. Each of the following is herein referred to as a "Purchaser Affiliate:" (a) any direct or indirect holder of any equity interests or securities of any Purchaser (whether such holder is a limited or general partner, member, stockholder or otherwise),
(b) any affiliate of any Purchaser, or (c) any director, officer, employee, representative or agent of (i) any Purchaser, (ii) any affiliate of any Purchaser or (iii) any such holder of equity interests or securities referred to in clause (a) above. No Purchaser Affiliate shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or any of the other documents contemplated hereby or referred to herein or the transactions contemplated hereby or thereby (whether or not such Purchaser Affiliate has called or received capital for contribution to such Purchaser), and the Company hereby waives and releases all claims related to any such liability or obligation.

                  8.16 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that Wilmer, Cutler & Pickering, counsel for the Company and Metrocall, has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby
(a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Wilmer, Cutler & Pickering's representation of certain of the Purchasers in such unrelated matters and to Wilmer, Cutler & Pickering's representation of the Company and Metrocall in connection with this Agreement and the transactions contemplated hereby.

                  8.17 ANTITRUST LAWS. The parties hereto (to the extent required of such party under the HSR Act) will file as soon as practicable all filings that are required under the HSR Act, if any, respond as soon as practicable to all inquiries received from the Federal Trade Commission or the Antitrust Division of the Department of Justice for additional information or documentation and respond as soon as practicable to all inquiries received from any other government agency.

                  8.18     TERMINATION AND DEFAULT.

                           (a)      General. This Agreement may be terminated
and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, as set forth below:

                                    (i)      Mutual Consent. This Agreement may
be terminated by the mutual consent of all parties.

                                    (ii)     Order or Decree. This Agreement
may be terminated by any Purchaser or the Company if any court of competent jurisdiction in the United States or other U.S. governmental body shall have issued an order, decree, ruling or taken any other action restraining, enjoining or otherwise prohibiting in any material respects the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable.

                                    (iii)    Outside Date. This Agreement may
be terminated by either party, (a) if the Closing shall not have occurred by July 1, 2000 (the "Outside Date") or (b) if one or more condition to such party's obligation to consummate the transactions contemplated hereby cannot be satisfied by the Outside Date; provided, however, that no party may exercise its rights under this Section 8.18(a)(iii) if such party is in material breach or default under this Agreement.

                                    (iv)     Material Adverse Effect. This
Agreement may be terminated by any Purchaser as to itself if any event has occurred that, individually or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on its business, assets, conditions or prospects (financial or otherwise), or operations of the Company (as such are currently conducted and as such are proposed to be conducted) or the ability of the Company to perform its obligations under any of the Agreements.

                           (b)      Procedure Upon Termination.  In the event
of the termination of this Agreement, written notice thereof shall promptly be given to the other parties hereto and this Agreement shall terminate, all further obligations of the parties hereunder to satisfy the conditions precedent to the Closing shall terminate, and the transactions contemplated hereby shall be abandoned without further action by any of the parties hereto.

                  8.19 METROCALL EMPLOYEES. The parties hereto acknowledge that certain employees of the Company may also having ongoing obligations to perform services for Metrocall. Such employees will devote to the Company such portion of their business time as may be necessary to conduct the business of the Company as proposed to be conducted. In addition, the Company further agrees that it shall not directly or indirectly solicit for employment, attempt to employ or employ, or assist any entity in employing or soliciting for employment any employee or executive who is, at such time, employed by Metrocall, any other Purchaser or any of their respective affiliates (excluding the Company).

                  8.20     FURTHER ASSURANCES.

                           (a)      Each of the parties hereto agrees to use
all its reasonable efforts (subject to Section 8.20(b)) to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or reasonably advisable to (i) fulfill all conditions referred to in Sections 4 and 5, and (ii) consummate and make effective the transactions contemplated by this Agreement as soon as practicable.

                           (b)      No party hereto shall intentionally perform
any act that, if performed, or omit to perform any act that, if omitted to be performed, would prevent or excuse the performance of this Agreement by any party hereto or that would result in any representation or warranty herein contained of such party being untrue.

                  8.21 PUBLIC ANNOUNCEMENTS. None of the parties hereto or their respective affiliates shall make publicly available any press release, publicity materials or other public statement naming or otherwise identifying any of the other parties hereto or any of their respective affiliates without such other parties' prior consent, unless (and only to the extent that) the disclosing party or its affiliate is required to do so under law, or as may be necessary in connection with licensing and regulatory requirements, obtaining consents, fulfilling notice requirements, and advising appropriate regulatory authorities, and then, in any event, such party or its affiliate will use reasonable efforts to consult with each other applicable party before issuing such press release or other public disclosure; provided, however, that nothing in this Section 8.21 shall require any party to obtain the consent of any Purchaser to disclose the identity of the shareholders of the Company. Each of the parties hereto shall provide the other parties, as early as reasonably practicable, drafts of all press releases, publicity materials or other public statements that include references to any of such other parties or any of their respective affiliates.

                            [Signature Pages Follow]

         The parties have executed this Series A Preferred Stock Purchase Agreement as of the date first written above.

INCISCENT, INC.

By:
   ----------------------------------------
Name:
     --------------------------------------
         (print)
Title:
      -------------------------------------

PURCHASERS:


METROCALL, INC.                                      AETHER SYSTEMS, INC.

By:                                                  By:
   ---------------------------                          ------------------------
Name:                                                Name:
     -------------------------                            ----------------------
Title:                                               Title:
      ------------------------                             ---------------------


PSINET INC.                                          HMTF BRIDGE MC II, LLC

By:                                                  By:
   ---------------------------                           -----------------------
Name:                                                Name:
      ------------------------                             ---------------------
Title:                                               Title:
      ------------------------                             ---------------------

DB CAPITAL INVESTORS, L.P.                           ROBERT H. LESSIN
BY: DB CAPITAL PARTNERS, L.P.,                       VENTURE CAPITAL LLC
   ITS GENERAL PARTNER

BY: DB CAPITAL PARTNERS, INC.

By:                                                  By:
   ---------------------------                           -----------------------
Name:                                                Name:
      ------------------------                             ---------------------
Title:                                               Title:
      ------------------------                             ---------------------

        [SIGNATURE PAGE FOR SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                                                      EXHIBIT F

                                 INCISCENT, INC.

                           INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement (the "Agreement") is made as of the ___ day of _____________, 2000, by and among Inciscent, Inc. a Delaware corporation (the "Company"), the investors listed on Exhibit A hereto, each of which is herein referred to as an "Investor" and collectively the "Investors."

                                    RECITALS

     The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of February 8, 2000 pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's Series A Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series A Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company desires to induce the Investors to purchase shares of Series A Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

     The parties hereby agree as follows:

     1. REGISTRATION RIGHTS. The Company and the Investors covenant and agree as follows:

          1.1  DEFINITIONS. For purposes of this Section 1:

               (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

               (b) The term "Registrable Securities" means (i) the shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), issuable or issued upon conversion of the Series A Preferred Stock , (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares described in clause, (iii) shares of Common Stock or Series A Preferred Stock purchased by an Investor pursuant to any exercise of the right of first offer pursuant to Section 2.2 or (iv) shares of Common Stock or Series A Preferred Stock purchased by an Investor pursuant to any exercise of the right of first refusal pursuant to Section 1 of that certain Co-Sale Agreement of even date herewith by and among the Company, the Investors and certain other parties named therein; (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned in respect of the Registrable Securities so sold. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

               (e) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company's subsequent public filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               (f) The term "SEC" means the Securities and Exchange Commission; and

               (g) The term "Qualified IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act that results in aggregate gross proceeds to the Company of at least $20,000,000.

               (h) The term "Qualifying Request" means, as of any date, a written request from the Holders of at least thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities whose aggregate offering price is projected to be at least $20,000,000.

               (i) The term "Qualifying Small Holder Request" means, as of any date, a written request from Small Holders that hold, individually or in the aggregate, at least eight percent (8%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities whose aggregate offering price is projected to be at least $20,000,000.

               (j) The term "Small Holder" means a Holder that is PSINet Inc., HMTF Bridge MC II, LLC, DB Capital Investors, L.P., Robert H. Lessin Venture Capital LLC, or the direct or indirect transferee of any of them.

               (k) The term "Small Holder Registration" means a registration of Registrable Securities pursuant to Section 1.2 in response to a Qualifying Small Holder Request.

          1.2  REQUEST FOR REGISTRATION.

               (a) If the Company shall receive at any time after the earlier of (i) the third anniversary of this Agreement, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), either a Qualifying Request or a Qualifying Small Holder Request, the Company shall, within ten days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.2(b) and of the next sentence of this Section 1.2(a), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company in accordance with Section 3.4. Notwithstanding the foregoing, only Registrable Securities held by Small Holders shall be included in a Small Holder Registration.

               (b) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (the "Board"), it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holders initiating the registration request (the "Initiating Holders"); provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (c) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) In response to a Qualifying Small Holder Request, after the Company has effected one Small Holder Registration pursuant to this Section
1.2 and such Small Holder Registration has been declared or ordered effective and remained effective long enough for all Registrable Securities registered thereunder to be sold or until the period set forth in Section 1.5(a) expires;

                    (ii) In response to a Qualifying Request, after the Company has effected two registrations that are not Small Holder Registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective and remained effective long enough for all Registrable Securities registered thereunder to be sold or until the period set forth in Section 1.5(a) expires;

                    (iii) If the Company delivers written notice to the Initiating Holders within 30 days following such Holders' request for registration that it intends to file a registration statement for the initial public offering of securities of the Company, provided that such securities are being issued for the Company's own account (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), within 90 days following the Company's notice;

                    (iv) During the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 1.3 hereof; which relates solely to shares to be offered by the Company; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (v) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below; provided that such registration shall not be counted as one of the requested registrations under
Section 1.2.

          1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including without limitation for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with
Section 3.4, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The number of times a Holder may register Registrable Securities under this Section 1.3 shall be unlimited.

          1.4 FORM S-3 REGISTRATION. After consummation of its initial public offering of its Common Stock, the Company shall use its best efforts to qualify for registration on Form S-3. In case the Company shall receive from any Holder or Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate offering price to the public of less than $5,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve-month period; (iv) if the Company has, within the twelve-month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 1.3.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable, and in any event within 20 days, after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively. The number of registrations that may be requested pursuant to this
Section 1.4 is unlimited.

          1.5 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is required to do so under the Securities Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or the Nasdaq Stock Market on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to file a registration statement pursuant to this
Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably requested by the Company in writing to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to
Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 1.2(a) or Section 1.4(b)(ii), whichever is applicable.

          1.7  EXPENSES OF REGISTRATION.

               (a) DEMAND REGISTRATION. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn prior to effectiveness at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses with each Holder paying its pro rata portion of such expenses based on the number of Registrable Securities with respect to which each such Holder has requested registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

               (b) COMPANY REGISTRATION. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (c) REGISTRATION ON FORM S-3. All expenses (other than underwriters' discounts or commissions) incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, shall be borne by the Company.

          1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be included by persons other than the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 20% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case, the selling stockholders may be excluded entirely if the underwriters make the determination described above and no other stockholder's securities are included.

          1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, members, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof), whether joint or several, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, each of its officers, directors, partners, members, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expenses or liability (or actions, proceedings or settlements in respect thereof); provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability (or actions, proceedings or settlements in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, each of its officers, directors, partners, members, underwriter or controlling person for any such loss, claim, damage or liability (or actions, proceedings or settlements in respect thereof) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, partner, member, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof), whether joint or several, to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions, proceedings or settlements in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.10(b), in connection with investigating or defending any such loss, claim, damage, expenses or liability (or actions, proceedings or settlements in respect thereof); provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability (or actions, proceedings or settlements in respect thereof), if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this
Section 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Section 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to (i) any of its affiliates, (ii) the holders of the equity securities of any Holder that is an entity, (iii) any family member or trust for the benefit of any individual Holder, or (iv) a transferee or assignee of at least 400,000 shares of Registrable Securities (appropriately adjusted for any stock split, dividend, combination, change in the conversion price of the Series A Preferred Stock or other recapitalization) of such securities (or all of such Holder's shares, if less than 400,000 shares) (collectively, a "Permitted Transferee"), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Any permitted assignee under this Section 1.12 shall become a Holder hereunder.

          1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 1.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 1.2.

          1.14 "MARKET STAND-OFF" AGREEMENT.

               (a) MARKET-STANDOFF PERIOD; AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company and the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

               (b) LIMITATIONS. The obligations described in Section 1.14(a) shall apply only if all officers, directors and stockholders holding at least 2% of the outstanding Registrable Securities enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

               (c) STOP-TRANSFER INSTRUCTIONS. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

               (d) TRANSFEREES BOUND. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this
Section 1.14(d) shall not apply to transfers pursuant to a registration statement.

          1.15 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five years following the consummation of a Qualified IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three-month period without registration.

     2.   COVENANTS OF THE COMPANY.

          2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Holder of at least 250,000 shares (appropriately adjusted for any stock split, dividend, combination or other recapitalization) of the Series A Preferred Stock (or the Common Stock issued upon conversion thereof) (other than a Holder reasonably deemed by the Company to be a competitor of the Company, which shall not include any of the Investors that are original signatories to the Purchase Agreement):

               (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within 30 days after the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail; and

               (c) an annual budget and operating plan each fiscal year, promptly after management has presented such budget and operating plan to the Board.

          2.2 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 2.2, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future issuances and sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.2, a "Major Investor" shall mean any person who holds, along with its affiliates, directly or indirectly, at least 400,000 shares (appropriately adjusted for any stock split, dividend, combination or other recapitalization) of the Series A Preferred Stock (or the Common Stock issued upon conversion thereof) issued pursuant to the Purchase Agreement. For purposes of this Section 2.2, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the shares available to it (each, a "Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (c) The Company may, during the 60-day period following the expiration of the period provided in Section 2.2(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this Section 2.2 shall not be applicable to:

                    (i) Common Stock issued pursuant to a transaction pursuant to which the Company sells, conveys, or otherwise disposes of all or substantially all of its property or business or merges into or consolidates with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of,

                    (ii) Shares of Common Stock issuable or issued to employees or directors of the Company directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board,

                    (iii) Capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions for which the principal purpose is not to raise equity funding, each of which has been approved by the Board,

                    (iv) Capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, each of which has been approved by the Board,

                    (v) Capital stock or warrants or options to purchase capital stock issued in connection with bona fide strategic partnerships or licenses or acquisition of third party technology, each of which has been approved by the Board,

                    (vi) Shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock,

                    (vii) Shares of Common Stock issued or issuable in a public offering approved by the Board prior to or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock,

                    (viii) Shares of Common Stock issued or issuable with the affirmative vote or written consent of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, or

                     (ix) Shares of Common Stock issued pursuant to a Qualified IPO.

In addition to the foregoing, the right of first offer in this Section 2.2 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an "accredited investor," as that term is defined in Rule 501(a) under the Securities Act, or is not otherwise qualified to participate in an offering exempt from registration under the Securities Act; and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

                (e) The right of a Major Investor under this Section 2.2 may be assigned in whole or in part only to a transferee who will otherwise meet the definition of a "Major Investor" after the assignment. In addition, in connection with an exercise of the right under this Section 2.2, a Major Investor may assign such right to an affiliate of such Major Investor.

          2.3   TERMINATION OF COVENANTS.

                (a) The covenants set forth in Section 2.1 and Section 2.2 shall terminate as to each Holder and be of no further force or effect immediately upon the consummation of a Qualified IPO

                (b) The covenants set forth in Section 2.1 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.3(a) above.

     3.   MISCELLANEOUS.

          3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; ; provided, however, that any such amendment or waiver cannot be effected in accordance with this
Section 3.2 if it adversely affects the rights of any Holder hereunder or increases the obligations of any Holder hereunder unless the affected party, expressly consents, in writing, to such amendment or waiver.. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

          3.4 NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on Exhibit A to the Purchase Agreement or as subsequently modified by written notice.

          3.5 SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, provided that such invalidity or unenforceability does not deny any party the material benefits of the transactions for which it has bargained, such invalidity or unenforceability shall not affect in any way the remaining provisions hereof.

          3.6 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          3.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.8 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.9 AGGREGATION OF STOCK. All shares of the Preferred Stock and Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement; provided, that no Investor shall be deemed an affiliated entity of another Investor for purposes of this Agreement solely by reason of any equity investment by such Investor in such other Investor.

                            [Signature Pages Follow]

     The parties have executed this Investors' Rights Agreement as of the date first above written.

COMPANY:

INCICSENT, INC.

By:
   ------------------------------
Name:
     ----------------------------
Title:
     ----------------------------

INVESTORS:

METROCALL, INC.                                AETHER SYSTEMS, INC.

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------            ----------------------------
Title:                                  Title:
     ----------------------------            ----------------------------

PSINET INC.                             HMTF BRIDGE MC II, LLC

By:                                     By:
  ------------------------------            ------------------------------
Name:                                   Name:
     ----------------------------             ----------------------------
Title:                                  Title:
     ----------------------------             ----------------------------
DB CAPITAL INVESTORS, L.P.              ROBERT H. LESSIN

BY: DB CAPITAL PARTNERS, L.P.,          VENTURE CAPITAL LLC
 ITS GENERAL PARTNER
BY: DB CAPITAL PARTNERS, INC.

By:                                     By:
   ------------------------------          ------------------------------
Name:                                   Name:
     ----------------------------             ----------------------------
Title:                                  Title:
     ----------------------------             ----------------------------

                 [Signature Page To Investors' Rights Agreement]

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                INVESTOR                                     NUMBER OF SHARES
  -----------------------------------------------------------------------------
  METROCALL, INC.                                                    7,500,000
  -----------------------------------------------------------------------------
  AETHER SYSTEMS, INC.                                               4,950,000
  -----------------------------------------------------------------------------
  PSINET INC.                                                          950,000
  -----------------------------------------------------------------------------
  HMTF BRIDGE MC II, LLC                                               950,000
  -----------------------------------------------------------------------------
  DB CAPITAL INVESTORS, L.P.                                           400,000
  -----------------------------------------------------------------------------
  ROBERT H. LESSIN VENTURE CAPITAL LLC                                 250,000
  -----------------------------------------------------------------------------

  TOTAL                                                             15,000,000
  -----------------------------------------------------------------------------


                                                                       EXHIBIT G

                                 INCISCENT, INC.

                                CO-SALE AGREEMENT

     This Co-Sale Agreement (the "Agreement") is made and entered into as of _________ ___, 2000 by and among the individuals listed on Exhibit A to this Agreement (each a "Founder" and collectively the "Founders"), Inciscent, Inc., a Delaware corporation (the "Company"), and the holders of Series A Preferred Stock of the Company listed on Exhibit B to this Agreement (each an "Investor" and collectively the "Investors"). Collectively, the Founders and the Investors are referred to herein as the "Owners."

                                    RECITALS

     The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of February 8, 2000, pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"). A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Investors and Founders the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Investors and Founders of shares of the Company's capital stock. The Company and the Founders desire to induce the Investors to purchase shares of Series A Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.

                                    AGREEMENT

     The parties agree as follows:

     1.   Rights of First Refusal.

          1.1. No Owner shall, whether voluntarily or by operation of law, sell, transfer, pledge, hypothecate, gift, bequest, devise, assign or otherwise dispose of (collectively, "transfer") any shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), or Series A Preferred Stock, whether now owned or hereafter acquired by such Founder or Investor (the "Shares"), except for "Permitted Transfers" (as defined in Subsection 1.5 below) or pursuant to this Section 1 or Section 2 below.

          1.2. In the event that an Owner wishes to transfer Shares (a "Selling Stockholder"), other than as a Permitted Transfer, such Selling Stockholder shall deliver a written notice (the "Sale Notice") to the Company and to each of the Founders and Investors who owns, alone or together with its affiliates, at least 250,000 Shares (appropriately adjusted for any stock split, dividend, combination, change in the conversion price of the Series A Preferred

Stock or other recapitalization) (each a "Holder"), disclosing in reasonable detail the identity of the proposed transferees, the number of Shares to be transferred (the "Offered Shares"), and the terms and conditions of the proposed transfer. To the extent that the Selling Stockholder is a Founder and the Offered Shares are subject to the Company's right of first refusal pursuant to a stock purchase agreement or stock restriction agreement ("Founders Shares"), the Company shall have a period of 30 days from the date of delivery of the Sale Notice to give written notice (the "Company Notice") to the Selling Stockholder of its decision whether or not to purchase some or all of the Offered Shares. The Company shall simultaneously deliver a copy of the Company Notice to each of the Holders.

          1.3. (a) In the case of Founders Shares, if the Company elects not to purchase all of the Offered Shares, or if the Offered Shares are not Founders Shares, the Holders shall have the option, for seven (7) days following their receipt of (i) the Company Notice, in the case of Founders Shares, or (ii) the Sale Notice in the case of Shares other than Founders Shares, to purchase some or all of the remaining Offered Shares at the price and upon the terms set forth in the Sale Notice. Each Holder shall have the right to purchase its pro rata share of the Offered Shares, or remaining Offered Shares in the case of Founders Shares, which pro rata share represents the ratio of the total number of shares of Common Stock and Series A Preferred Stock (on an as-converted basis) then held by the Holder to the total number of shares of Common Stock and Series A Preferred Stock then outstanding (on an as-converted basis), calculated on a fully-diluted basis (including shares issuable upon conversion, exchange or exercise of all outstanding warrants, options and other convertible and exchangeable securities and shares reserved for future issuance under any equity incentive plans adopted by the Board of Directors). In the event a Holder elects to purchase some or all of the remaining Offered Shares, it shall give written notice of its election to the Selling Stockholder within such seven-day period, and the settlement of the sale of such Offered Shares shall be made as provided below in Subsection 1.4 of this Section 1.

               (b) Each Holder will have the right of reallotment such that, if any other Holder fails to fully exercise the right to purchase its full pro rata share of the Offered Shares pursuant to Section 1.3(a), the other participating Holders may exercise an additional right to purchase, on a pro rata basis, the Offered Shares not previously purchased.

          1.4 The closing of the purchase and sale of the Offered Shares shall take place on a date agreed upon by the Selling Stockholder and purchaser or purchasers of the Offered Shares, but in any event:

               (a) in the event the Company is the purchaser, no later than the first business day following the 30th day from the date of (a) the Company Notice, in the case of Founders Shares or (b) Sales Notice in the case of Shares other than Founders Shares, at the principal office of the Company on the terms and conditions set forth in the Sale Notice; or

               (b) in the event the Company is not the purchaser, no later than the first business day following the 60th day from the date of (a) the Company Notice, in the case of Founders Shares or (b) Sales Notice in the case of Shares other than Founders Shares, at the principal office of the Company on the terms and conditions set forth in the Sale Notice.

          1.5  For purposes of this Section 1, a "Permitted Transfer" shall mean

               (a) Any repurchase of Common Stock by the Company pursuant to a right of repurchase upon the termination of the transferring Owner's employment or consulting relationship with the Company;

               (b) Any bona fide gift to a charitable organization;

               (c) Any transfer to the transferring Owner's Affiliate, ancestor, descendant, sibling or spouse or to a trust for their benefit or a partnership that is owned entirely by the transferring Owner's ancestors, descendants, siblings or spouse; or

               (d) Any distribution of securities without consideration to holders of equity interests in the distributing Owner;

provided, in each case, that the pledgee, transferee or donee (each a "Permitted Transferee") shall furnish the Company and the Owners with a written agreement to be bound by and comply with all provisions of this Agreement and the Voting Agreement dated as of ____________ ____, 2000 by and among the Company, the Founders and the Investors (the "Voting Agreement"); and provided, further, that if the transferor is an Investor, the Permitted Transferee shall in addition furnish the Company and the other Investors with a written agreement to be bound by and comply with all provisions of the Investors' Rights Agreement dated as of ______________ ____, 2000 by and among the Company and the Investors (the "Investors' Rights Agreement"); and provided, further, that the right of first refusal in Section 1 and the right of co-sale in Section 2, in either case, may be waived in writing by the holders of a majority in interest (on an as-converted basis) of the Shares. A Permitted Transferee shall be deemed to be an Owner.

          1.6 For purposes of Section 1.5 an "Affiliate" of a Person shall mean any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. The term "control" (including the correlative terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. "Person" shall mean any individual, corporation (including non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization or other entity.

     2. Co-Sale Right. To the extent that the right of first refusal set forth in Section 1 is not fully exercised by the Holders, each Holder shall have the right (the "Co-Sale Right"), exercisable upon written notice to the Company within seven (7) days after the expiration of the right of first refusal set forth in Section 1 to participate in the Selling Stockholder's sale of the Offered Shares pursuant to the specified terms and conditions of the Sale Notice. To the extent a Holder exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which the Selling Stockholder may sell shall be correspondingly reduced. The Co-Sale Right shall be subject to the following terms and conditions:

               (a) Calculation of Shares. Each Holder may sell all or any part of that number of shares of stock (including Series A Preferred Stock, Common Stock and Common Stock issuable upon conversion of Series A Preferred Stock or any stock received in connection with any stock dividend, stock split or other reclassification of any such stock) (the "Conversion Shares") equal to the product obtained by multiplying (i) the aggregate number of Shares subject to the Co-Sale Right by (ii) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Holder and the denominator of which is the sum of (A) the total number of Conversion Shares at the time owned by all Holders participating in such sale plus (B) the total number of Shares at the time owned by the Selling Stockholder.

               (b) Delivery of Certificates. Each Holder may effect its participation in the sale by delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the Conversion Shares which such Holder elects to sell.

     3. Put Option. In the event any Selling Stockholder transfers any Shares in contravention of the Co-Sale Right in Section 2 (a "Prohibited Transfer"), to the extent that such transfer is valid and recorded on the books of and recognized by the Company, each Holder, in addition to such other remedies as may be available at law, in equity or hereunder, will have the right to sell to the Selling Stockholder, and in the event such Holder exercises such right the Selling Stockholder shall be obligated to purchase from such Holder, the type and number of Shares that such Holder would have been entitled to transfer to the third-party transferee pursuant to Section 2 above had the Prohibited Transfer been effected pursuant to and in compliance with the terms of this Agreement. Such sale is to be made on the following terms and conditions:

               (a) the price per Share at which the Shares are to be sold to the Selling Stockholder shall be the price per Share paid by the third-party transferee in the Prohibited Transfer;

               (b) each Holder must exercise the right to sell pursuant to this
Section 3 within sixty (60) days after the later of the dates on which the Holder (i) received notice of the Prohibited Transfer, or (ii) otherwise became aware of the Prohibited Transfer, and each Holder shall, in order to exercise the right created hereby, deliver to the Selling Stockholder the certificate or certificates representing the Shares to be sold, each certificate to be properly endorsed for transfer; and

               (c) the Selling Stockholder shall, upon receipt of the certificate or certificates for the Shares to be sold by a Holder pursuant to this Section 3, pay the aggregate purchase price therefor, as specified in clause (a) above, in cash or by other means acceptable to the Holder.

     4. Assignment of Rights. The rights of a Holder set forth in Sections 1, 2 and 3 may be assigned (but only with all related obligations) only to a Permitted Transferee or to a transferee or assignee of at least 400,000 Conversion Shares (appropriately adjusted for any stock split, dividend, combination, change in the conversion price of the Series A Preferred Stock or other recapitalization) (or all of such Holder's Conversion Shares, if less), provided that

(i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned, (ii) such transferee agrees in writing to be bound by the provisions of this Agreement and the Voting Agreement and (iii) if the transferor is an Investor, such transferee in addition agrees in writing to be bound by the provisions of the Investors' Rights Agreement.

     5. Drag-Along Rights. In the event that one or more Owners propose to sell shares of stock (including Series A Preferred Stock, Common Stock and Common Stock issuable upon conversion of Series A Preferred Stock or any stock received in connection with any stock dividend, stock split or other reclassification of any such stock) (the "Drag-Along Shares") to a non-affiliated third party on an arm's-length basis, other than pursuant to a transaction that is contemplated in Section 1.5(a), (b), (c) or (d), if the aggregate number of Drag-Along Shares proposed to be sold by such selling Owners constitutes at least 66.67 % of the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Series A Preferred Stock) then outstanding, the selling Owners shall have the right to require all (but not less than all) other Owners to sell all of the Drag-Along Shares held by such other Owners to such third party, provided that the terms of such sale are equivalent for all Owners (including the consideration received by each Owner for each Drag-Along Share, taking into account the type of stock transferred).

     In the event that one or more Owners wish to exercise their rights pursuant to this Section 5, such selling Owner(s) shall deliver a written notice to the Company and to each of the other Owners, disclosing in reasonable detail the identity of the proposed transferees, the number of shares proposed to be sold by the selling Owner(s) and the terms and conditions of the proposed sale. Such notice shall include the closing date and instructions in reasonable detail for the proposed sale, which closing shall take place no earlier than 30 days following the date of the notice.

     6. Termination of Agreement. This Agreement shall terminate in its entirety on the earlier of (a) consummation of the sale of the Company's Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, that results in aggregate cash proceeds to the Company of at least $20,000,000 (net of underwriting discounts and commissions), or (b) consummation of a transaction in which the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which at least 50% of the voting power of the Company is disposed of; provided that this Agreement shall not be terminated following a merger effected solely for the purpose of changing the domicile of the Company.

     7. Legends. In addition to any other legend required by law or agreements among the parties, each certificate representing Founders' or Investors' shares of Common Stock or Series A Preferred Stock of the Company must be endorsed by the Company with a legend reading as follows:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A CO-SALE AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID CO-SALE AGREEMENT."

     6. Amendment; Waiver. Any term hereof may be amended or waived with the written consent of the Company, holders of a majority of the Series A Preferred Stock (or the equivalent amount of Common Stock issued or issuable upon conversion of the Series A Preferred Stock), or their respective successors and assigns, and holders of a majority of the Common Stock held by the Founders, or their respective successors and assigns; provided, however, that any such amendment or waiver cannot be effected in accordance with this Section 6 if it adversely the rights of any Owner hereunder or increases the obligations of any Owner hereunder unless the affected Owner expressly consents, in writing, to such amendment or waiver. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the holders of Series A Preferred Stock and any holder of the Common Stock held by the Founders, and each of their respective successors and assigns.

     7. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth on Exhibit C hereto, or as subsequently modified by written notice.

     8. Severability. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, provided that such invalidity or unenforceability does not deny any party the material benefits of the transactions for which it has bargained and such invalidity or unenforceability shall not affect in any way the remaining provisions hereof.

     9. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     11. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                            [Signature Pages Follow]

     The parties have executed this Agreement as of the date first written above.

INCISCENT, INC.


By:
   -------------------------

Name:
     ------------------------------
          (print)

Title:
      -----------------------------

                   [Founders' Signatures Appear on Next Page]

FOUNDERS:


-----------------------------
William L. Collins, III


-----------------------------
Steven D. Jacoby


-----------------------------
Vincent D. Kelly


-----------------------------
Thomas Matthews


-----------------------------
Dick Johnston


-----------------------------
Francis Martin


-----------------------------
Ron Aprahamian


-----------------------------
Royce Yudcoff


-----------------------------
Harry Brock


-----------------------------
Jackie Kimzee


-----------------------------
Max Hopper


-----------------------------
Ed Jungerman


-----------------------------
Michael Greene


-----------------------------
Bonnie K. Culp

-----------------------------
Randy Forster


-----------------------------
Albert Gencarella


-----------------------------
Kenneth Goldstein


-----------------------------
Steve Marinaro


-----------------------------
Stan Sech


-----------------------------
Jeffrey A. Owens


-----------------------------
Bob Pawa


-----------------------------
Michael Scanlon


-----------------------------
Jim Boso


-----------------------------
Mark S. Dipple


-----------------------------
Dean Finkenburg


-----------------------------
Tony Hairston


-----------------------------
Roman Kozak


-----------------------------
Pam Mann


-----------------------------
James McWhirter

-----------------------------
Robert W. Carpenter


-----------------------------
B. William Caton II


-----------------------------
Robert M Chiatello


-----------------------------
Ellen Crawford


-----------------------------
Richard D Dewey, Jr.


-----------------------------
Peter Dubois


-----------------------------
Bill Harrell


-----------------------------
Kevin Hayes


-----------------------------
Mack Henderson


-----------------------------
Bill Jones


-----------------------------
Rob Griffen


-----------------------------
Paul J. Liberty


-----------------------------
Dave Maxfield


-----------------------------
Tim Moore


-----------------------------
George Moratis

-----------------------------
Gary Nemirovsky


-----------------------------
Robert C. Oplinger


-----------------------------
Steve Pennington


-----------------------------
Pete Popeck


-----------------------------
Nancy Green


-----------------------------
Teresa O'Neill


-----------------------------
Shirley White


-----------------------------
Andrea Staertow

                   [Investors' Signatures Appear on Next Page]

INVESTORS:

METROCALL, INC.                    AETHER SYSTEMS, INC.

By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------


PSINET INC.                        HMTF BRIDGE MC II, LLC


By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------


DB CAPITAL INVESTORS, L.P.         ROBERT H. LESSIN
BY: DB CAPITAL PARTNERS, L.P.,     VENTURE CAPITAL LLC
   ITS GENERAL PARTNER
BY: DB CAPITAL PARTNERS, INC.


By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------

Exhibits:

Exhibit A - Schedule of Founders
Exhibit B - Schedule of Investors
Exhibit C - Addresses for Notices

                                    EXHIBIT A

                              SCHEDULE OF FOUNDERS

--------------------------------------------------------------
           FOUNDER                           NUMBER OF SHARES
--------------------------------------------------------------
     William L. Collins, III                          615,386
--------------------------------------------------------------
     Steven D. Jacoby                                 461,538
--------------------------------------------------------------
     Vincent D. Kelly                                 461,538
--------------------------------------------------------------
     Thomas Matthews                                  461,538
--------------------------------------------------------------
     Dick Johnston                                     35,000
--------------------------------------------------------------
     Francis Martin                                    35,000
--------------------------------------------------------------
     Ron Aprahamian                                    35,000
--------------------------------------------------------------
     Royce Yudcoff                                     35,000
--------------------------------------------------------------
     Harry Brock                                       35,000
--------------------------------------------------------------
     Jackie Kimzee                                     35,000
--------------------------------------------------------------
     Max Hopper                                        35,000
--------------------------------------------------------------
     Ed Jungerman                                      35,000
--------------------------------------------------------------
     Michael Greene                                    35,000
--------------------------------------------------------------
     Bonnie K. Culp                                    25,000
--------------------------------------------------------------
     Randy Forster                                     25,000
--------------------------------------------------------------
     Albert Gencarella                                 25,000
--------------------------------------------------------------
     Kenneth Goldstein                                 25,000
--------------------------------------------------------------
     Steve Marinaro                                    25,000
--------------------------------------------------------------
     Stan Sech                                         25,000
--------------------------------------------------------------
     Jeffrey A. Owens                                  25,000
--------------------------------------------------------------
     Bob Pawa                                          25,000
--------------------------------------------------------------
     Michael Scanlon                                   25,000
--------------------------------------------------------------
     Jim Boso                                          25,000
--------------------------------------------------------------
     Mark S. Dipple                                    25,000
--------------------------------------------------------------
     Dean Finkenburg                                   25,000
--------------------------------------------------------------
     Tony Hairston                                     25,000
--------------------------------------------------------------
     Roman Kozak                                       25,000
--------------------------------------------------------------
     Pam Mann                                          25,000
--------------------------------------------------------------
     James McWhirter                                   25,000
--------------------------------------------------------------
     Robert W. Carpenter                               20,000
--------------------------------------------------------------
     B. William Caton II                               10,000
--------------------------------------------------------------
     Robert M Chiatello                                15,000
--------------------------------------------------------------
     Ellen Crawford                                    10,000
--------------------------------------------------------------
     Richard D Dewey, Jr.                              10,000
--------------------------------------------------------------
     Peter Dubois                                      10,000
--------------------------------------------------------------
     Bill Harrell                                      10,000
--------------------------------------------------------------
     Kevin Hayes                                       25,000
--------------------------------------------------------------
     Mack Henderson                                    10,000
--------------------------------------------------------------

--------------------------------------------------------------
         FOUNDER                            NUMBER OF SHARES
--------------------------------------------------------------
     Bill Jones                                         5,000
--------------------------------------------------------------
     Rob Griffen                                       10,000
--------------------------------------------------------------
     Paul J. Liberty                                   10,000
--------------------------------------------------------------
     Dave Maxfield                                     20,000
--------------------------------------------------------------
     Tim Moore                                         15,000
--------------------------------------------------------------
     George Moratis                                    20,000
--------------------------------------------------------------
     Gary Nemirovsky                                   20,000
--------------------------------------------------------------
     Robert C. Oplinger                                 5,000
--------------------------------------------------------------
     Steve Pennington                                  15,000
--------------------------------------------------------------
     Pete Popeck                                        5,000
--------------------------------------------------------------
     Nancy Green                                        5,000
--------------------------------------------------------------
     Teresa O'Neill                                    10,000
--------------------------------------------------------------
     Shirley White                                      5,000
--------------------------------------------------------------
     Andrea Staertow                                   20,000
--------------------------------------------------------------

     TOTAL                                          3,000,000
--------------------------------------------------------------

                                    EXHIBIT B

                              SCHEDULE OF INVESTORS

--------------------------------------------------------------
                    INVESTOR                 NUMBER OF SHARES
--------------------------------------------------------------
     METROCALL, INC.                                7,500,000
--------------------------------------------------------------
     AETHER SYSTEMS, INC.                           4,950,000
--------------------------------------------------------------
     PSINET INC.                                      950,000
--------------------------------------------------------------
     HMTF BRIDGE MC II, LLC                           950,000
--------------------------------------------------------------
     DB CAPITAL INVESTORS, L.P.                       400,000
--------------------------------------------------------------
     ROBERT H. LESSIN VENTURE CAPITAL LLC             250,000
--------------------------------------------------------------

     TOTAL                                         15,000,000
--------------------------------------------------------------

                                    EXHIBIT C

                              ADDRESSES FOR NOTICES

INCISCENT, INC.                           ROBERT H. LESSIN VENTURE CAPITAL LLC
6677 Richmond Highway                     c/o Wit Capital
Alexandria, Virginia  2230                6826 Broadway
Attn.: Thomas Matthews                    New York, New York  10003
Fax No.: 703-768-5047                     Fax No.: 212-253-4650

METROCALL, INC.
6677 Richmond Highway
Alexandria, Virginia  22306
Attn.: Vincent D. Kelly
Fax No.: 703-768-5047

AETHER SYSTEMS, INC.
11460 Cronridge Drive
Owings Mills, Maryland  21117
Attn.: Bryan W. Keane
Fax No.: 410-654-6554

PSINET INC.
510 Huntmar Park Drive
Herndon, Virginia  20170
Attn: John Walpuck, Vice President, Corporate Development
Fax No.: 703-476-2983
with a copy to:
Kathleen B. Horne, Senior Vice President and General Counsel
Fax No.: 703- 904-9527

HMTF BRIDGE MC II, LLC
c/o Hicks, Muse, Tate & Furst Incorporated
1325 Avenue of the Americas, 25th Floor
New York, New York  10019
Attn:  Michael Levitt
Fax No.: 212-424-1450

DB CAPITAL INVESTORS, L.P.
c/o DB Capital Partners, Inc.
130 Liberty Street
New York, New York 10006
Attn: Frank Schiff
Fax No.: 212-250-7651

                                                                       EXHIBIT H

                                 INCISCENT, INC.

                                VOTING AGREEMENT

     This Voting Agreement (the "Agreement") is made as of the ___ day of _____________ 2000, by and among Inciscent, Inc., a Delaware corporation (the "Company"), the individuals listed on Exhibit A to this Agreement (each a "Founder" and collectively the "Founders"), and the holders of shares of Series A Preferred Stock listed on Exhibit B to this Agreement (each an "Investor" and collectively the "Investors").

                                    RECITALS

     The Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of February 8, 2000 pursuant to which the Company has agreed to sell to the Investors and the Investors have agreed to purchase from the Company shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"). A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors.

     The Company, the Investors and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series A Preferred Stock pursuant to the Purchase Agreement, by agreeing to the terms and conditions set forth herein.

                                    AGREEMENT

     The parties hereby agree as follows:

     1.   BOARD REPRESENTATION.

          (a) The Company hereby agrees to take such actions as are necessary, and each of the Founders and Investors agrees to vote his, her or its shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and Series A Preferred Stock (and any other shares of the capital stock of the Company over which he, she or it exercises voting control) and take such other actions as are necessary, so as to elect and thereafter continue in office as directors of the Company such individuals who may be nominated by each of the following Investors (with each of the following Investors having the exclusive right to make nominations as to the number of directorships indicated):

       Metrocall, Inc.            - three, one of whom shall be the Chairman of
                                    the Board
       Aether Systems, Inc.       - two
       HMTF Bridge MC II, LLC     - one
       PSINet Inc.                - one.

          (b) Removal and Substitution of Board Members. The Company hereby agrees to take such actions as are necessary, and each of the Founders and Investors agrees to vote his, her or its shares of Common Stock and Series A Preferred Stock (and any other shares of the capital stock of the Company over which he, she or it exercises voting control) and take such other actions as are necessary, for the removal of any director upon the request of the party or parties designating such director and for the election to the Board of Directors of a substitute designated by such party.

          (c) Vacancies on Board of Directors. The Company hereby agrees to take such actions as are necessary, and each of the Founders and Investors agrees to vote his, her or its shares of Common Stock and Series A Preferred Stock (and any other shares of the capital stock of the Company over which he, she or it exercises voting control) and take such other actions as are necessary, in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors of the Company (occurring for any reason) shall be filled by the election to the Board of Directors of a replacement designated by the party or parties who designated the director whose failure to continue to serve causes the applicable vacancy.

          (d) Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or in order to protect the rights of the parties hereunder against impairment.

          (e) Grant of Proxy. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

          (f) Indemnification. The Certificate of Incorporation or Bylaws of the Company shall at all times provide for the exculpation and indemnification of the Board of Directors to the fullest extent permitted by the law of the jurisdiction in which the Company is organized.

     2. LEGENDS. In addition to any other legends required by law or agreements between or among the parties, each certificate representing Founders' or Investor's shares of Common Stock or Series A Preferred Stock shall be endorsed by the Company with a legend reading as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3. NO HEIGHTENED DUTY. Each party hereby acknowledges and agrees that no fiduciary duty, duty of care, duty of loyalty or other heightened duty will be created or imposed upon any party to any other party, the Company or any other stockholder of the Company, by reason of this Agreement and/or any right or obligation hereunder.

     4. SPECIFIC PERFORMANCE. The parties hereby acknowledge that it is impossible to measure in money the damages that will accrue to a party hereto or to its heirs, personal representatives, or assignees, by reason of a party's failure to perform its obligations under this Agreement and therefore agree that, in addition to and without limiting any remedies available at law, each of the parties hereto will have full equitable remedies available to such party.

     5. TERMINATION. This Agreement shall terminate in its entirety on the earlier of (a) consummation of the sale of the Company's Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, that results in aggregate cash proceeds to the Company of at least $20,000,000 (net of underwriting discounts and commissions), (b) consummation of a transaction in which the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business, or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation), or effect any other transaction or series of related transactions in which at least 50% of the voting power of the Company is disposed of, or (c) mutual agreement in writing by all of the parties hereto; provided that this Agreement shall not be terminated following a merger effected solely for the purpose of changing the domicile of the Company.

     6. AMENDMENTS; WAIVERS. Any term hereof may be amended or waived with the written consent of the Company, holders of a majority in interest of the Series A Preferred Stock (calculated on an as converted basis), and holders of a majority in interest of the Common Stock held by the Founders (or their respective successors and assigns); provided, however, that any such amendment or waiver cannot be effected in accordance with this Section 6 if it adversely affects the rights of any Founder or Investor hereunder or increases the obligations of any Founder or Investor hereunder unless the affected party expressly consents, in writing, to such amendment or waiver. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the holders of Series A Preferred Stock and any holder of the Common Stock held by the Founders, and each of their respective successors and assigns.

     7. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit C hereto, or as subsequently modified by written notice.

     8. SEVERABILITY. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, provided that such invalidity or unenforceability does not deny any party the material benefits of the transactions for which it has bargained and such invalidity or unenforceability shall not affect in any way the remaining provisions hereof.

     9. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     11. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                            [Signature Pages Follow]

     The parties have executed this Agreement as of the date first written above.

INCISCENT, INC.

By:
   ------------------------
Name:
     ----------------------------
        (print)
Title:
      ---------------------------

                   [Founders' Signatures Appear on Next Page]

FOUNDERS:


--------------------------
William L. Collins, III


--------------------------
Steven D. Jacoby


--------------------------
Vincent D. Kelly


--------------------------
Thomas Matthews


--------------------------
Dick Johnston


--------------------------
Francis Martin


--------------------------
Ron Aprahamian


--------------------------
Royce Yudcoff


--------------------------
Harry Brock


--------------------------
Jackie Kimzee


--------------------------
Max Hopper


--------------------------
Ed Jungerman


--------------------------
Michael Greene


--------------------------
Bonnie K. Culp


--------------------------
Randy Forster

--------------------------
Albert Gencarella


--------------------------
Kenneth Goldstein


--------------------------
Steve Marinaro


--------------------------
Stan Sech


--------------------------
Jeffrey A. Owens


--------------------------
Bob Pawa


--------------------------
Michael Scanlon


--------------------------
Jim Boso


--------------------------
Mark S. Dipple


--------------------------
Dean Finkenburg


--------------------------
Tony Hairston


--------------------------
Roman Kozak


--------------------------
Pam Mann


--------------------------
James McWhirter


--------------------------
Robert W. Carpenter

--------------------------
B. William Caton II


--------------------------
Robert M Chiatello


--------------------------
Ellen Crawford


--------------------------
Richard D Dewey, Jr.


--------------------------
Peter Dubois


--------------------------
Bill Harrell


--------------------------
Kevin Hayes


--------------------------
Mack Henderson


--------------------------
Bill Jones


--------------------------
Rob Griffen


--------------------------
Paul J. Liberty


--------------------------
Dave Maxfield


--------------------------
Tim Moore


--------------------------
George Moratis


--------------------------
Gary Nemirovsky

--------------------------
Robert C. Oplinger


--------------------------
Steve Pennington


--------------------------
Pete Popeck


--------------------------
Nancy Green


--------------------------
Teresa O'Neill


--------------------------
Shirley White


--------------------------
Andrea Staertow

                   [Investors' Signatures Appear on Next Page]

INVESTORS:

METROCALL, INC.                    AETHER SYSTEMS, INC.

By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------


PSINET INC.                        HMTF BRIDGE MC II, LLC


By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------


DB CAPITAL INVESTORS, L.P.         ROBERT H. LESSIN
BY: DB CAPITAL PARTNERS, L.P.,     VENTURE CAPITAL LLC
   ITS GENERAL PARTNER
BY: DB CAPITAL PARTNERS, INC.


By:                                By:
   ----------------------------      ----------------------------

Name:                              Name:
     --------------------------         -------------------------
Title:                             Title:
      -------------------------          ------------------------

Exhibits:

Exhibit A - Schedule of Founders
Exhibit B - Schedule of Investors
Exhibit C - Addresses

                                    EXHIBIT A

                              SCHEDULE OF FOUNDERS

--------------------------------------------------------------
           FOUNDER                           NUMBER OF SHARES
--------------------------------------------------------------
     William L. Collins, III                          615,386
--------------------------------------------------------------
     Steven D. Jacoby                                 461,538
--------------------------------------------------------------
     Vincent D. Kelly                                 461,538
--------------------------------------------------------------
     Thomas Matthews                                  461,538
--------------------------------------------------------------
     Dick Johnston                                     35,000
--------------------------------------------------------------
     Francis Martin                                    35,000
--------------------------------------------------------------
     Ron Aprahamian                                    35,000
--------------------------------------------------------------
     Royce Yudcoff                                     35,000
--------------------------------------------------------------
     Harry Brock                                       35,000
--------------------------------------------------------------
     Jackie Kimzee                                     35,000
--------------------------------------------------------------
     Max Hopper                                        35,000
--------------------------------------------------------------
     Ed Jungerman                                      35,000
--------------------------------------------------------------
     Michael Greene                                    35,000
--------------------------------------------------------------
     Bonnie K. Culp                                    25,000
--------------------------------------------------------------
     Randy Forster                                     25,000
--------------------------------------------------------------
     Albert Gencarella                                 25,000
--------------------------------------------------------------
     Kenneth Goldstein                                 25,000
--------------------------------------------------------------
     Steve Marinaro                                    25,000
--------------------------------------------------------------
     Stan Sech                                         25,000
--------------------------------------------------------------
     Jeffrey A. Owens                                  25,000
--------------------------------------------------------------
     Bob Pawa                                          25,000
--------------------------------------------------------------
     Michael Scanlon                                   25,000
--------------------------------------------------------------
     Jim Boso                                          25,000
--------------------------------------------------------------
     Mark S. Dipple                                    25,000
--------------------------------------------------------------
     Dean Finkenburg                                   25,000
--------------------------------------------------------------
     Tony Hairston                                     25,000
--------------------------------------------------------------
     Roman Kozak                                       25,000
--------------------------------------------------------------
     Pam Mann                                          25,000
--------------------------------------------------------------
     James McWhirter                                   25,000
--------------------------------------------------------------
     Robert W. Carpenter                               20,000
--------------------------------------------------------------
     B. William Caton II                               10,000
--------------------------------------------------------------
     Robert M Chiatello                                15,000
--------------------------------------------------------------
     Ellen Crawford                                    10,000
--------------------------------------------------------------
     Richard D Dewey, Jr.                              10,000
--------------------------------------------------------------
     Peter Dubois                                      10,000
--------------------------------------------------------------
     Bill Harrell                                      10,000
--------------------------------------------------------------
     Kevin Hayes                                       25,000
--------------------------------------------------------------
     Mack Henderson                                    10,000
--------------------------------------------------------------
     Bill Jones                                         5,000
--------------------------------------------------------------

--------------------------------------------------------------
         FOUNDER                            NUMBER OF SHARES
--------------------------------------------------------------
     Rob Griffen                                       10,000
--------------------------------------------------------------
     Paul J. Liberty                                   10,000
--------------------------------------------------------------
     Dave Maxfield                                     20,000
--------------------------------------------------------------
     Tim Moore                                         15,000
--------------------------------------------------------------
     George Moratis                                    20,000
--------------------------------------------------------------
     Gary Nemirovsky                                   20,000
--------------------------------------------------------------
     Robert C. Oplinger                                 5,000
--------------------------------------------------------------
     Steve Pennington                                  15,000
--------------------------------------------------------------
     Pete Popeck                                        5,000
--------------------------------------------------------------
     Nancy Green                                        5,000
--------------------------------------------------------------
     Teresa O'Neill                                    10,000
--------------------------------------------------------------
     Shirley White                                      5,000
--------------------------------------------------------------
     Andrea Staertow                                   20,000
--------------------------------------------------------------

     TOTAL                                          3,000,000
--------------------------------------------------------------

                                   EXHIBIT B
                             SCHEDULE OF INVESTORS

--------------------------------------------------------------
                    INVESTOR                 NUMBER OF SHARES
--------------------------------------------------------------
     METROCALL, INC.                                7,500,000
--------------------------------------------------------------
     AETHER SYSTEMS, INC.                           4,950,000
--------------------------------------------------------------
     PSINET INC.                                      950,000
--------------------------------------------------------------
     HMTF BRIDGE MC II, LLC                           950,000
--------------------------------------------------------------
     DB CAPITAL INVESTORS, L.P.                       400,000
--------------------------------------------------------------
     ROBERT H. LESSIN VENTURE CAPITAL LLC             250,000
--------------------------------------------------------------

     TOTAL                                         15,000,000
--------------------------------------------------------------

                                    EXHIBIT C

                              ADDRESSES FOR NOTICES

INCISCENT, INC.                          ROBERT H. LESSIN VENTURE CAPITAL LLC
6677 Richmond Highway                    c/o Wit Capital
Alexandria, Virginia  2230               6826 Broadway
Attn.: Thomas Matthews                   New York, New York  10003
Fax No.: 703-768-5047                    Fax No.: 212-253-4650

METROCALL, INC.
6677 Richmond Highway
Alexandria, Virginia  22306
Attn.: Vincent D. Kelly
Fax No.: 703-768-5047

AETHER SYSTEMS, INC.
11460 Cronridge Drive
Owings Mills, Maryland  21117
Attn.: Bryan W. Keane
Fax No.: 410-654-6554

PSINET INC.
510 Huntmar Park Drive
Herndon, Virginia  20170
Attn: John Walpuck, Vice President, Corporate Development
Fax No.: 703-476-2983
with a copy to:
Kathleen B. Horne, Senior Vice President and General Counsel
Fax No.: 703- 904-9527

HMTF BRIDGE MC II, LLC
c/o Hicks, Muse, Tate & Furst Incorporated
1325 Avenue of the Americas, 25th Floor
New York, New York  10019
Attn:  Michael Levitt
Fax No.: 212-424-1450

DB CAPITAL INVESTORS, L.P.
c/o DB Capital Partners, Inc.
130 Liberty Street
New York, New York 10006
Attn: Frank Schiff
Fax No.: 212-250-7651